Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO THE CREDIT AGREEMENT

$526,305,937.50 TRANCHE B TERM FACILITY

REVOLVING FACILITY

among

TRUVEN HOLDING CORP. (formerly known as VCPH Holding Corp.),

as Holdings,

TRUVEN HEALTH ANALYTICS INC. (formerly known as Thomson Reuters (Healthcare) Inc.),

as Borrower,

THE LENDERS PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED, MORGAN STANLEY SENIOR FUNDING, INC. AND UBS SECURITIES LLC,

as Joint Arrangers and Bookrunners

FIRST AMENDMENT

FIRST AMENDMENT, dated as of October 3, 2012 (this “Amendment”), to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation (“Holdings”), Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc. and UBS Securities LLC are acting as the joint lead arrangers and joint bookrunners in connection with this Amendment and the Amended Tranche B Term Facility referred to below.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, amend the Tranche B Term Facility (as so amended, the “Amended Tranche B Term Facility”) by obtaining New Tranche B Term Commitments (as defined in Section 4 of this Amendment) and having existing Tranche B Term Loans be continued as provided herein.

WHEREAS, the loans under the Amended Tranche B Term Facility (the “New Tranche B Term Loans”) will replace and refinance the currently outstanding Tranche B Term Loans and, except as otherwise provided herein, the New Tranche B Term Loans will have the same terms as the Tranche B Term Loans currently outstanding under the Credit Agreement.

WHEREAS, each existing Tranche B Term Lender that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and in connection therewith agrees to continue all of its outstanding Tranche B Term Loans (or such lesser amount thereof notified to such Lender by the Administrative Agent prior the Amendment Effective Date (as defined below)) as New Tranche B Term Loans (such continued Tranche B Term Loans, the “Continued Tranche B Term Loans”, and such Lenders, collectively, the “Continuing Tranche B Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Tranche B Term Loans (such existing Tranche B Term Loans, the “Existing Tranche B Term Loans”, and the Lenders of such Existing Tranche B Term Loans, collectively, the “Existing Tranche B Term Lenders”) (or such lesser amount of such Existing Tranche B Term Loans notified to such Lender by the Administrative Agent prior the Amendment Effective Date) outstanding on the Amendment Effective Date as New Tranche B Term Loans in a principal amount equal to the aggregate principal amount of such Existing Tranche B Term Loans so continued. Existing Tranche B Term Lenders which do not become Continuing Tranche B Term Lenders as contemplated by this recital shall not otherwise be permitted to become Additional Tranche B Term Lenders (as defined below).

WHEREAS, subject to the preceding recital, each Person (other than a Continuing Tranche B Term Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith to make New Tranche B Term Loans (collectively, the “Additional Tranche B Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) commit to make New Tranche B Term Loans to the Borrower on the Amendment Effective Date (the “Additional Tranche B Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Additional Tranche B Term Lender. The proceeds of the

Additional Tranche B Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Tranche B Term Loans that are not continued as New Tranche B Term Loans by Continuing Tranche B Term Lenders. At the option of the Administrative Agent with the consent of the Borrower, the Additional Tranche B Term Loans may be made, to the extent of the amount thereof to be used to repay in full the Existing Tranche B Term Loans that are not so continued, by the replacement of such Existing Tranche B Term Lenders pursuant to Section 2.22 of the Credit Agreement and the continuation of such Existing Tranche B Term Loans as Continued Tranche B Term Loans by the replacement Lender.

WHEREAS, each Revolving Lender that executes and delivers a Lender Addendum solely in its capacity as a Revolving Lender will thereby agree to the terms of this Amendment but will not thereby agree to have made any commitment to make New Tranche B Term Loans, and each Existing Tranche B Term Lender that executes and delivers a Lender Addendum solely in its capacity as an Existing Tranche B Term Lender and not as a New Tranche B Term Lender or a Continuing Tranche B Term Lender will thereby agree to the terms of this Amendment but will not thereby agree to continue its Existing Tranche B Term Loans as New Tranche B Term Loans or to have made any commitment to make New Tranche B Term Loans.

WHEREAS, the Continuing Tranche B Term Lenders and the Additional Tranche B Term Lenders (collectively, the “New Tranche B Term Lenders”) are severally willing to continue their Existing Tranche B Term Loans as New Tranche B Term Loans and/or to make New Tranche B Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment.

WHEREAS, Section 10.1(h) of the Credit Agreement permits the Borrower to amend the Credit Agreement with the written consent of the Administrative Agent and the New Tranche B Term Lenders and to prepay the Tranche B Term Loans with the proceeds of the New Tranche B Term Loans, which are Replacement Term Loans (as defined in such Section).

WHEREAS, the Borrower has requested other amendments to the Credit Agreement.

WHEREAS, Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Section 1.

(a) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting, in its proper alphabetical order, the following new definitions:

“First Amendment”: the First Amendment, dated the First Amendment Effective Date, to this Agreement.

“First Amendment Effective Date”: October 3, 2012.

(b) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definitions of “Applicable Margin” and “Applicable Pricing Grid” to read as set forth on Annex I.

(c) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Loan Documents” by inserting “the First Amendment,” immediately before the words “the Security Documents”.

(d) Section 1.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by amending the definition of “Tranche B Term Loan” to read as follows:

“Tranche B Term Loan”: as defined in Section 2.1, but shall include any Tranche B Term Loan made hereunder pursuant to the First Amendment on the First Amendment Effective Date.”

SECTION 3. Amendments to Section 2.

(a) Section 2.1 of the Credit Agreement is hereby amended as of the Amendment Effective Date by inserting the following sentence immediately after the first sentence thereof:

On the First Amendment Effective Date, the New Tranche B Term Loans (as defined in the First Amendment) shall constitute, on the terms provided in the First Amendment, Tranche B Term Loans and the Continuing Tranche B Term Loans (as defined in the First Amendment) shall be ratified and confirmed as Tranche B Term Loans in all respects.

(b) Section 2.10(b) of the Credit Agreement is hereby amended as of the Amendment Effective Date by deleting the words “Closing Date” and replacing them with “First Amendment Effective Date”.

SECTION 4. New Tranche B Term Loans. (a) Subject to the terms and conditions set forth herein (i) each Continuing Tranche B Term Lender agrees to continue all of its Existing Tranche B Term Loans (or such lesser amount thereof as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as a New Tranche B Term Loan on the date requested by the Borrower to be the Amendment Effective Date (which date shall not be later than October 3, 2012) in a principal amount equal to such Existing Tranche B Term Loans (or such lesser amount thereof as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) and (ii) each Additional Tranche B Term Lender agrees to make a New Tranche B Term Loan on such date to the Borrower in a principal amount equal to such Additional Tranche B Term Lender’s New Tranche B Term Loan Commitment (as defined below). For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and a New Tranche B Term Lender as of the Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, a Lender Addendum in its capacity as a New Tranche B Term Lender. The Borrower shall give notice to the Administrative Agent of the proposed Amendment Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each Tranche B Term Lender and each Additional Tranche B Term Lender thereof. For the avoidance of doubt, the Existing Tranche B Term Loans of a Continuing Tranche B Term Lender must be continued in whole and may not be continued in part unless approved by the Administrative Agent.

(b) Each Additional Tranche B Term Lender will make its New Tranche B Term Loan on the Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Credit Agreement, an amount equal to its New Tranche B Term Loan Commitment. The “New Tranche B Term Loan Commitment” (i) of any Continuing Tranche B Term Lender will be the amount of its Existing Tranche B Term Loans to be continued as an equal amount (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) of New Tranche B Term Loans and (ii) of any Additional Tranche B Term Lender (which Lender also may be a Continuing Tranche B Term Lender with respect to its Continued Tranche B Term Loans) will be such amount (not exceeding any commitment offered by such Additional Tranche B Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the Amendment Effective Date. The commitments of the Additional Tranche B Term Lenders and the continuation undertakings of the Continuing Tranche B Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its New Tranche B Term Loan. The New Tranche B Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.2 and 2.12 of the Credit Agreement. The initial Interest Period for the Additional Tranche B Term Loans shall begin on the Amendment Effective Date and end on the last day of the Interest Period then in effect for the Existing Tranche B Term Loans and upon the Amendment Effective Date, the interest rate applicable to the Continued Tranche B Term Loans and the Additional Tranche B Term Loans for the remainder of the Interest Period then in effect shall be the interest rate, as modified by this Amendment, applicable to the Existing Tranche B Term Loans for such Interest Period. The Borrower shall not be required to make any payments to Continuing Tranche B Term Lenders under Section 2.20 of the Credit Agreement in respect of the continuation of Existing Tranche B Term Loans on the Amendment Effective Date as New Tranche B Term Loans. The Lenders that are replaced pursuant to Section 2.22 of the Credit Agreement in connection with the making of New Tranche B Term Loans shall be entitled to the benefits of Section 2.20 of the Credit Agreement with respect thereto.

(c) The obligation of each New Tranche B Term Lender to make or acquire by continuation New Tranche B Term Loans on the Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 6 of this Amendment.

(d) On and after the Amendment Effective Date, each reference in the Credit Agreement to “Tranche B Term Loans” shall be deemed a reference to the New Tranche B Term Loans contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Tranche B Term Lender in respect of such Lender’s Existing Tranche B Term Loans.

(e) The continuation of Continued Tranche B Term Loans and the making of Additional Tranche B Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent, acting in consultation with the Borrower, including by repayment of Continued Tranche B Term Loans of a Continuing Tranche B Term Lender followed by a subsequent assignment to it of New Tranche B Term Loans in the same amount (or such other amount (not exceeding, in the case of any Additional Tranche B Term Lender, any commitment offered by such Additional Tranche B Term Lender) as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date).

(f) The Existing Tranche B Term Loans which are not continued as Continued Tranche B Term Loans will be repaid on the Amendment Effective Date.

SECTION 5. Prepayment Fee. The Borrower will pay the 1.0% fee required under Section 2.10(b) of the Credit Agreement to each Existing Tranche B Term Lender in respect of the repayment of such Lender’s Existing Tranche B Term Loans (or, as contemplated by the fifth recital of this Amendment, in connection with any replacement of such Existing Tranche B Term Lender pursuant to Section 2.22 of the Credit Agreement). For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of Administrative Agent, any Lender with Existing Tranche B Term Loans which are replaced as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such replaced Lender’s Existing Tranche B Term Loans, at par, and pay all accrued interest thereon and the prepayment fee described herein, be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive the notice requirements of Section 2.10 of the Credit Agreement in connection with the prepayment or replacement of Existing Tranche B Term Loans contemplated hereby.

SECTION 6. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Amendment Effective Date”):

(a) Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings and the Borrower and (ii) Lender Addenda, executed and delivered by the New Tranche B Term Lenders and the Revolving Lenders.

(b) Collateral. The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Security Documents.

(c) Fees and Expenses. All fees (including the fees set forth in Section 5 hereof) and expenses payable to the Administrative Agent and the Lenders in connection with this Amendment shall have been received on or prior to the Amendment Effective Date.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Tranche B Term Lender for purposes of facilitating funding on the Amendment Effective Date. Accordingly, any Lender Addendum submitted by or on behalf of an Additional Tranche B Term Lender other than such fronting lender will be deemed ineffective unless accepted by the Administrative Agent in its sole discretion.

SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 8. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 10. Loan Document. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 11. Amendments; Execution in Counterparts; Notice. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TRUVEN HOLDING CORP.,
as Holdings

By:	/s/ Mike Boswood
Name:	Mike Boswood
Title:	President & CEO

TRUVEN HEALTH ANALYTICS INC., as Borrower

By:	/s/ Mike Boswood
Name:	Mike Boswood
Title:	President & CEO

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Signature Page to First Amendment]

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Peerless Indemnity Insurance Company

Executing as a Continuing Tranche B Term Lender:

by	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Golden Eagle Insurance Corporation

Executing as a Continuing Tranche B Term Lender:

by	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Liberty Mutual Insurance Company

Executing as a Continuing Tranche B Term Lender:

by	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Liberty Mutual Retirement Plan Master Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ Sheila A. Finnerty
	Name:	Sheila A. Finnerty
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

Safety Insurance Company

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

Stellar Performer Global Series W - Global Credit

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

SunAmerica Senior Floating Rate Fund, Inc.

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

The Hartford Floating Rate Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

The Hartford Floating Rate High Income Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title:	Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

The Hartford Inflation Plus Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

The Hartford Strategic Income Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

The Hartford Unconstrained Bond Fund

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

UMC Benefit Board, Inc.

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Executing as a Continuing Tranche B Term Lender:

Wellington Trust Company, NA Multiple Collective
Investment Funds Trust II Real Total Return Portfolio

By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution: Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution: Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

Executing as a Continuing Tranche B Term Lender:

by	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Asst. Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Schiller Park CLO Ltd.
Burr Ridge CLO Plus Ltd.
Name of Institution:	Bridgeport CLO II Ltd.

By: Deerfield Capital Management LLC, its Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Robert Milton
	Name:	Robert Milton
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	CIFC Funding 2006-IB, Ltd. CIFC Funding 2006-II, Ltd. CIFC Funding 2007-II, Ltd. CIFC Funding 2007-III, Ltd. CIFC Funding 2012-I, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Robert Milton
	Name:	Robert Milton
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	ColumbusNova CLO IV Ltd. 2007-II

By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Robert Milton
	Name:	Robert Milton
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Primus CLO II, Ltd.

By: CypressTree Investment Management, LLC, its Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Robert Milton
	Name:	Robert Milton
	Title:	General Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Golub Capital

Executing as a Continuing Tranche B Term Lender:

By: Golub Capital Partners CLO 11, Ltd. GC Advisors LLC, its agent

/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Executing as a Continuing Tranche B Term Lender:

Baptist Health South Florida, Inc.
By: Seix Investment Advisors LLC, as Advisor

Blue Cross of Idaho Health Service, Inc.
By: Seix Investment Advisors LLC, as Investment Manager

RidgeWorth Funds – Seix Floating Rate High Income Fund
By: Seix Investment Advisors LLC, as Subadviser

RidgeWorth Funds – Total Return Bond Fund
By: Seix Investment Advisors LLC, as Subadviser

Rochdale Fixed Income Opportunities Portfolio
By: Seix Investment Advisors LLC, as Subadviser

as Lenders

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	GCPH LOAN FUNDING 1, LLC By: Citibank, N.A.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Paul Plank
Name: Paul Plank
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	ASF1 Loan Funding LLC By: Citibank, N.A.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Delaware Group Advisor Funds- Delaware Diversified Income Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Delaware VIP Trust - Delaware VIP Diversified Income Series

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Optimum Trust - Optimum Fixed Income Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution: Stichting Pensioenfonds voor Huisartsen

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution: Delaware Diversified Income Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Delaware Group Income Funds-Delaware Diversified Floating Rate Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance CDO VII PLC
By: Eaton Vance Management as Interim Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Grayson & Co

By: Boston Management and Research as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	MET Investors Series Trust –Met/Eaton Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Pacific Select Fund Floating Rate Loan Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Michael Botthof
	Name:	Michael Botthof
	Title:	Vice President

For any institution requiring a second signature line:

by
Name:
Title:

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	AXA Premier VIP Trust - Multimanager Multi-Sector Bond Portfolio

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: AXA Premier VIP Trust - Multimanager Multi-Sector Bond Portfolio
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Stichting Blue Sky Active High Yield Fixed Income USA Fund

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Stichting Blue Sky Active High Yield Fixed Income USA Fund
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Fairfax County Employees Retirement System

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Fairfax County Employees Retirement System
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Post High Yield Plus Master Fund, L.P.

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post High Yield Plus Master Fund, L.P.
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Post Intermediate Term High Yield, L.P.

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield, L.P.
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	W.M. Keck Foundation

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: W.M. Keck Foundation
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Los Angeles County Employees Retirement Association

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Los Angeles County Employees Retirement Association
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	National Railroad Retirement System

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: National Railroad Retirement System
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Public Employees Retirement System of Ohio

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Public Employees Retirement System of Ohio
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	South Carolina Retirement System

Executing as a Continuing Tranche B Term Lender:
by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: South Carolina Retirement System
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	California State Teachers’ Retirement System

Executing as a Continuing Tranche B Term Lender:

by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: California State Teachers’ Retirement System
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	The Timken Company Collective Investment Trust for Retirement Trusts

Executing as a Continuing Tranche B Terra Lender:

by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: The Timken Company Collective Investment Trust for Retirement Trusts
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Post Traditional High Yield Fund, L.P.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Traditional High Yield Fund, L.P.
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Texas County & District Retirement System

Executing as a Continuing Tranche B Term Lender:

by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and an behalf of: Texas County & District Retirement System
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Virginia Retirement System

Executing as a Continuing Tranche B Term Lender:

by	/s/ Henry Chyung	Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Virginia Retirement System
Name: Henry Chyung
Title: Authorized Signor

For any institution requiring a second signature line:

by	N/A
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	ATLAS SENIOR LOAN FUND, LTD. By: Crescent Capital Group LP, its adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	BELL ATLANTIC MASTER TRUST By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	CRESCENT ALTERNATIVE CREDIT PARTNERS, L.P. By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Crescent Senior Secured Floating Rate Loan Fund, LLC By: Crescent Capital Group LP, its advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	FARAKER INVESTMENT PTE LTD. By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	ILLINOIS STATE BOARD OF INVESTMENT By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	MOMENTUM CAPITAL FUND, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	RGA REINSURANCE COMPANY By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	TCW SENIOR SECURED LOAN FUND, LP By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	PALMETTO INVESTORS MASTER FUND, LLC. By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	VITESSE CLO LTD. By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	WEST BEND MUTUAL INSURANCE COMPANY By: Crescent Capital Group LP, its sub-adviser

Executing as a Continuing Tranche B Term Lender:

by	/s/ Meric Topbas
Name: MERIC TOPBAS
Title: VICE PRESIDENT

For any institution requiring a second signature line:

by	/s/ G. Wayne Hosang
Name: G. WAYNE HOSANG
Title: SENIOR VICE PRESIDENT

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	UBS AG, Stamford Branch

Executing as a Continuing Tranche B Term Lender:

by	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

For any institution requiring a second signature line:

by	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	ACE Tempest Reinsurance Limited

By: T. Rowe Price Associates, Inc. as investment manager Re: TRP A/C #5232

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 925,000.

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	ACE American Insurance Company

By: T. Rowe Price Associates, Inc. as investment advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 1,475,000.

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	ACE Tempest Life Reinsurance Limited

By: T. Rowe Price Associates, Inc. as investment advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 775,000.

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	ACE Tempest Reinsurance Limited

By: T. Rowe Price Associates, Inc. as investment advisor Re: TRP A/C #4965

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 625,000.
by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	T. Rowe Price Floating Rate Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 250,000.
by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	T. Rowe Price Floating Rate Multi-Sector Account Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 100,000.
by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

This consent is made by the following Lender, acting through the undersigned investment advisor:

Name of Institution:	T. Rowe Price Institutional Floating Rate Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:		Once the amendment is complete, we expect our position to remain unchanged at 6,625,000.
by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Dryden XXII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income Fund
By: Prudential Investment Management, Inc., as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust
By: Prudential Investment Management, Inc. As Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Gateway CLO Limited
By: Prudential Investment Management, Inc., as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Dryden XXI Leveraged Loan CDO LLC
By: Prudential Investment Management, Inc., as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Pioneer Floating Rate Trust

Executing as a Continuing Tranche B Term Lender:

By: Pioneer Investment Management, Inc. Its adviser

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Assoc. Gen. Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Pioneer Multi-Asset Ultrashort Income Fund

Executing as a Continuing Tranche B Term Lender:

By: Pioneer Investment Management, Inc. Its adviser

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Assoc. Gen. Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Pioneer Strategic Income Fund

Executing as a Continuing Tranche B Term Lender:

By: Pioneer Investment Management, Inc. Its adviser

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Assoc. Gen. Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Pioneer Institutional Solutions – Credit Opportunities

Executing as a Continuing Tranche B Term Lender:

By: Pioneer Investment Management, Inc. Its adviser

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Assoc. Gen. Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Met Investors Series Trust – Pioneer Strategic Income Portfolio

Executing as a Continuing Tranche B Term Lender:

By: Pioneer Investment Management, Inc. Its adviser

by	/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Secretary and Assoc. Gen. Counsel

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Cole Brook CBNA Loan Funding LLC

Executing as a Continuing Tranche B Term Lender:

by	/s/ Adam Kaiser
Name: Adam Kaiser
Title: ATTORNEY-IN-FACT

For any institution requiring a second signature line:

by	N/A
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., its investment manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ William Housey
Name: William Housey
Title: Senior Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Golden Knight II CLO, Ltd.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Lord Abbett Investment Trust – Lord Abbett Inflation Focused Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Lord Abbett Investment Trust – Lord Abbett Short Duration Income Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Lord Abbett Investment Trust – Lord Abbett Income Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ Christopher Towle
Name: Christopher Towle
Title: Portfolio Manager

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	KVK CLO 2012-1 LTD.

Executing as a Continuing Tranche B Term Lender:

by	/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”) among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	GSC Investment Corp. CLO 2007, LTD.

Executing as a Continuing Tranche B Term Lender:
GSC Investment Corp. CLO 2007, LTD.

By: Saratoga Investment Corp., As Collateral Manager

By: Saratoga Investment Advisors, LLC, Its Investment Advisor

by	/s/ Thomas Inglesby
Name: Thomas Inglesby
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	GE Capital Bank (formerly Known as GE Capital Finance Inc.)

Executing as a Continuing Tranche B Term Lender:

by	/s/ Keith Bird
Name: Keith Bird
Title: Duly Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum (i) as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment, and (ii) as an existing Lender that is not Continuing Tranche B Term Lender or an Additional Tranche B Term Lender (any such Lender, a “Non-Continuing Lender”), the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby, but not to have its Existing Tranche B Term Loans continued or make and fund New Tranche B Term Loans on the Amendment Effective Date.

Name of Institution:	MARATHON CLO IV LTD.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Jake Hyde
Name: Jake Hyde
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

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Executing solely as a Non-Continuing Lender:

by
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment’’) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUYEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

GUIDEMARK OPPORTUNISTIC FIXED INCOME FUND, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Sub-Advisor

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

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LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

INDIANA UNIVERSITY As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., As Sub-advisor for Litman Gregory Fund Advisors, LLC

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

LOOMIS SAYLES ABSOLUTE STRATEGIES TRUST, As Lender

Name of Institution:	By:	Loomis Sayles Trust Company, LLC, as Trustee of Loomis Sayles Absolute Strategies Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title:Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

LOOMIS SAYLES CREDIT ALPHA MASTER FUND, LTD., As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title:Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

LOOMIS SAYLES CREDIT ASSET TRUST, As Lender

Name of Institution:	By:	Loomis Sayles Trust Company, LLC, As Trustee of Loomis Sayles Credit Asset Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME FUND, As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

MONTPELIER REINSURANCE LTD., As Lender

Name of Institution:	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND, As Lender

Name of Institution:	By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

PRINCIPAL FUNDS, INC - GLOBAL MULTI STRATEGY FUND, As Lender

Name of Institution:	By: Loomis, Sayles & Company, L.P., Its Sub-Advisor

By: Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

SEARS HOLDING PENSION PLAN, As Lender

Name of Institution:	By: Loomis, Sayles & Company, L.P., Its Investment Adviser

By: Loomis, Sayles & Company, Incorporated, Its General Partner

Executing as a Continuing Tranche B Term Lender:

by	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President

☐ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	JPMORGAN CHASE BANK, N.A.

Executing as a Continuing Tranche B Term Lender:

by	/s/ Andrew C. Faherty
Name: Andrew C. Faherty
Title: Authorized Signatory

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	Oberhausen S.a.r.l., A Societe A Responsabilite Limitee De Titrisation

Executing as a Continuing Tranche B Term Lender:

By: Highbridge Leveraged Loan Partners 2010 Master Fund, L.P. as Portfolio Manager By: Highbridge Principal Strategies, LLC as Trading Manager

/s/ Daniel Klein
Name: Daniel Klein
Title: Managing Director

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Senior High Income Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Allied World Assurance Company, Ltd

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of
its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

JPMBI re Blackrock BankLoan Fund

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of
its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Floating Rate Income Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of
its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Strategic Bond Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of
its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Defined Opportunity Credit Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock High Yield Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Limited Duration Income Trust

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BMI-CLO-I

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Funds II BlackRock Floating Rate Income Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Funds II – BlackRock High Yield Bond Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Senior Income Series V Limited

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock High Yield Portfolio of BlackRock Series Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
	Name:	C. Adrian Marshall
	Title:	Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Corporate High Yield Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Corporate High Yield Fund III, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name: Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Debt Strategies Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Diversified Income Strategies Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name: Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Floating Rate Income Strategies Fund, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Floating Rate Income Strategies Fund II, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Global Investment Series: Income Strategies Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Houston Casualty Company

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

US Specialty Insurance Company

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock High Income Shares

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Alterra Bermuda Limited

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Corporate High Yield Fund VI, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Corporate High Yield Fund V, Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Ironshore Inc.

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Magnetite VI, Limited

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

MET Investors Series Trust - BlackRock High Yield Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

Advanced Series Trust - AST BlackRock Global Strategies Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:

BlackRock Senior Floating Rate Portfolio

Executing as a Continuing Tranche B Term Lender:

by	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND
By: GSO / Blackstone Debt Funds Management LLC
as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	BLACKSTONE / GSO SECURED TRUST LTD
By: GSO / Blackstone Debt Funds Management LLC
as Investment Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
By: GSO / Blackstone Debt Funds Management LLC
as Investment Advisor

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	CENTRAL PARK CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	GALE FORCE 3 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	INWOOD PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	MAPS CLO FUND II, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	PROSPECT PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Continuing Tranche B Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Tranche B Term Loans (or such lesser amount as notified to such Lender by the Administrative Agent prior to the Amendment Effective Date) as New Tranche B Term Loans on the Amendment Effective Date in the amount of its New Tranche B Term Loan Commitment.

Name of Institution:	RIVERSIDE PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

Executing as a Continuing Tranche B Term Lender:

by	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

☒ Check here if Lender elects a cashless roll of its Continued Tranche B Term Loans

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Revolving Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	JPMorgan Chase Bank, N.A.

Executing as a Revolving Lender:

by	/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Revolving Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	Morgan Stanley Bank, N.A.

Executing as a Revolving Lender:

by	/s/ Kelly Chin
Name: Kelly Chin Title: Authorized Signatory

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Revolving Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	Bank of America, N.A.

Executing as a Revolving Lender:

by	/s/ Greg Roetting
Name: Greg Roetting Title: VP

For any institution requiring a second signature line:

by
Name:
Title:

LENDER ADDENDUM TO THE

FIRST AMENDMENT TO THE TRUVEN HEALTH ANALYTICS INC.

CREDIT AGREEMENT

DATED AS OF JUNE 6, 2012

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the First Amendment (the “Amendment”) to the Credit Agreement, dated as of June 6, 2012 (the “Credit Agreement”), among Truven Holding Corp. (formerly known as VCPH Holding Corp.), a Delaware corporation, Truven Health Analytics Inc. (formerly known as Thomson Reuters (Healthcare) Inc.), a Delaware corporation, as the borrower, JPMorgan Chase Bank, N.A., as the administrative agent, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment or the Credit Agreement, as applicable.

By executing this Lender Addendum as a Revolving Lender, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby.

Name of Institution:	UBS Loan Finance LLC

Executing as a Revolving Lender:

by	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director Banking Products Services, US

For any institution requiring a second signature line:

by	/s/ Joselin Fernandes
Name: Joselin Fernandes Title: Associate Director Banking Products Services, US

Annex I

“Applicable Margin”: (a) (i) for Revolving Loans that are Eurodollar Loans, 4.50% per annum, (ii) for Revolving Loans that are ABR Loans and Swingline Loans, 3.50% per annum and (iii) for the Commitment Fee, 0.50% per annum; provided, that on and after the first Adjustment Date occurring after the completion of the first full fiscal quarter of the Borrower after the First Amendment Effective Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans and the Commitment Fee will be determined pursuant to the Applicable Pricing Grid;

(b) (i) for Tranche B Term Loans that are Eurodollar Loans, 4.50% per annum and (ii) for Tranche B Term Loans that are ABR Loans, 3.50% per annum; and

(c) for Incremental Term Loans, such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Term Lenders as shown in the applicable Increased Facility Activation Notice.

“Applicable Pricing Grid”: the table set forth below:

Consolidated Senior Secured Leverage Ratio	Applicable Margin for Revolving Loans that are Eurodollar Loans	Applicable Margin for Revolving Loans and Swingline Loans that are ABR Loans	Commitment Fee
> 3.00:1.00	4.50%	3.50%	0.50%
< 3.00:1.00 and > 2.00:1.00	4.25%	3.25%	0.50%
< 2.00:1.00	4.00%	3.00%	0.375%

For the purposes of the Applicable Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Senior Secured Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1(a) or (b), as applicable, and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Applicable Pricing Grid shall apply. Each determination of the Consolidated Senior Secured Leverage Ratio pursuant to the Applicable Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.